UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 27, 2006
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Avigen, Inc.
(Exact name of Registrant as specified in its charter)
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Delaware	000-28272	13-3647113
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1301 Harbor Bay Parkway, Alameda, California	94502
(Address of principal executive offices)	(Zip Code)

(510) 7487150
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

On October 27, 2006, the Audit Committee of the Board of Directors of Avigen, Inc. (“Avigen”) approved the dismissal of Ernst & Young LLP (“E&Y”) as Avigen’s independent registered public accounting firm effective immediately following the filing of its Form 10-Q for the period ended September 30, 2006. Also on that date, the Audit Committee approved the engagement of Odenberg, Ullakko, Muranishi & Co. LLP (“OUM”) as Avigen’s independent registered public accounting firm for the fiscal year ending December 31, 2006, such appointment was effective following the filing of its Form 10-Q for the period ended September 30, 2006 on November 2, 2006.

The audit reports of E&Y on Avigen’s financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audits of Avigen’s financial statements for each of the two fiscal years ended December 31, 2005 and 2004, and in the subsequent interim periods through November 2, 2006, there were no disagreements with E&Y on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of E&Y, would have caused E&Y to make reference to the matter of such disagreements in their reports.

Avigen provided E&Y with a copy of this report and requested that E&Y provide a letter addressed to the Securities and Exchange Commission stating whether it agrees with the foregoing statements. A copy of this letter from E&Y, dated November 2, 2006, is attached hereto as Exhibit 16.1.

Avigen engaged OUM as its new independent registered public accounting firm as of November 2, 2006. During Avigen’s two most recent fiscal years and the subsequent interim period through November 2, 2006, neither Avigen nor anyone on its behalf has consulted with OUM regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on Avigen’s financial statements, and neither a written report was provided to Avigen nor oral advice was provided by OUM that was an important factor considered by Avigen in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement, as that term is defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304 (a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

Exhibit
Number	Description

16.1	Letter from Ernst & Young LLP to Securities and Exchange Commission dated November 2, 2006.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVIGEN, INC.

Dated: November 2, 2006	By:	/s/ ANDREW A. SAUTER
Andrew A. Sauter
Vice President, Finance

INDEX TO EXHIBITS

Exhibit
Number	Description

16.1	Letter from Ernst & Young LLP to Securities and Exchange Commission dated November 2, 2006.